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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8, File No. 333-34301.

                                                   ARTHUR ANDERSEN LLP

                                                   /s/ Arthur Andersen LLP




Atlanta, Georgia
March 26, 1998